UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

EDITAS MEDICINE, INC.

(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! EDITAS MEDICINE, INC. 2021 Annual Meeting Vote by June 2, 2021 11:59 PM ET EDITAS MEDICINE, INC. 11 HURLEY STREET CAMBRIDGE, MA 02141 D39120-P52050 You invested in EDITAS MEDICINE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 3, 2021. You are encouraged to access and review all of the important information contained in the proxy materials before voting. Get informed before you vote View the Notice of 2021 Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and 2020 Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to May 20, 2021. If you would like to receive a copy of the voting material(s) for this and/or future stockholder meetings, you must request one in one of the following ways: (1) visit www.ProxyVote.com (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Virtually at: Vote Virtually at the Meeting* June 3, 2021 8:30 A.M., Eastern Time www.virtualshareholdermeeting.com/EDIT2021 *Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to view the complete proxy materials and vote these important matters. Voting Items Election of two Class II Directors, each to serve until the 2024 annual meeting of stockholders Nominees: Meeta Chatterjee, Ph.D. Andrew Hirsch To approve, on an advisory basis, the compensation paid to the Company’s named executive officers. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D39121-P52050